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                                                                   Exhibit 10.51

                                     LEASE

     THIS LEASE (this "Lease") is made and entered into this 1st day of July, 1997, by and between Conrad Sauer, Ltd. a Texas limited partnership (hereinafter called "Landlord"), and NES Acquisition Corp., a Delaware corporation (hereinafter called "Tenant").

     Capitalized terms used in this Lease not otherwise defined herein shall have the meaning set forth in the Asset Purchase Agreement of even date herewith by and among Tenant, Landlord, Joseph P Swinbank and Donald L. Poarch.

                              W I T N E S S E T H:

     Landlord, for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by both parties, does hereby demise and lease to Tenant (for the term hereinafter stipulated) the premises (hereinafter called the "Demised Premises") located at 1041 Conrad Sauer, Houston, Texas 77043, as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference. The Demised Premises shall not include that portion of the premises set forth on Exhibit "B" attached hereto and incorporated herein by reference, which shall remain separate and not subject to the terms of this Lease.

     Landlord hereby leases the Demised Premises to Tenant and hereby grants to Tenant its guests, invitees and licensees all easements, rights and privileges appurtenant thereto, including the right to use adjoining parking areas, driveways, roads, alleys and means of ingress and egress.

1.   TERM; RENEWAL AND USE.

        A. The term ("Term") of this Lease shall begin on July 1, 1997 (the "Commencement Date") and shall continue on a month to month basis and may be terminated by Tenant upon thirty (30) days prior written notice to Landlord, but Landlord may terminate only upon six (6) months prior written notice to Tenant.

        B. The Demised Premises may be used and occupied by Tenant for the operation of a general equipment business and all related uses thereto and for any other lawful purpose provided that Landlord consents, which consent shall not be unreasonably withheld conditioned or delayed.

2. RENTAL.

        A. Tenant does hereby covenant and agree to pay to Landlord $___________a month, for the use and occupancy of the Demised Premises, at the times and in the manner hereinafter provided ("Base Rent"). Such Base Rent shall be paid in advance, without notice or invoice from Landlord, on the first day of each and every month during the Term hereof beginning on the Commencement Date.

3. TAXES. Landlord agrees to pay on or before the date when due, all real estate property taxes, general and special assessments which may be levied or assessed against the Demised Premises.

4. COMPLIANCE WITH LAWS. Tenant and Landlord agree to comply with all laws, ordinances, orders and regulations, including all state and federal environmental laws and regulations, regarding the use and occupancy of the Demised Premises and the cleanliness, safety or operation thereof. Tenant agrees to comply with the reasonable regulations and requirements of any insurance underwriter, inspection bureau



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or similar agency with respect to improvements installed by Tenant.  Tenant agrees to permit Landlord to comply with such recommendations and requirements with respect to that portion of the Demised Premises for which Landlord is responsible to repair and maintain.

5. CONDITION OF PREMISES. Tenant shall, during the Term of this Lease, have the right to report to Landlord any defects or condition which are in need of repair based upon the obligations of Landlord under this Lease. In connection therewith, Landlord shall be obligated within a reasonable amount of time, not to exceed thirty (30) days, to cure and correct such defects and conditions.

     Landlord warrants that upon delivery of the Demised Premises to Tenant the interior and exterior of the Demised Premises will meet with all present codes required at the time by regulations of governing authorities.

6. REPAIRS AND MAINTENANCE. Landlord covenants and agrees, at its expense without reimbursement or contribution by Tenant, to keep, maintain and replace, if necessary, the foundations, the exterior paint, the HVAC system, the plumbing system, the electrical system, the utility lines and connections to and other systems servicing the Demised Premises, the sprinkler mains, if any, structural elements including, without limitation, the roof, roof membrane, roof covering (including interior ceiling), load-bearing walls, floors and masonry walls in good condition and repair. Tenant covenants and agrees to keep and maintain the Demised Premises in the same condition as existed at the Commencement Date, normal wear and tear, damage from casualty and condemnation excepted. In the event the Demised Premises become or are out of repair and condition due to the failure of Landlord or Tenant to comply with the terms of this Article 6, then the non-defaulting party shall have the right to perform or cause to be performed any and all repairs necessary to restore and repair the Demised Premises.

7. ALTERATIONS. Tenant shall not make any exterior or structural alterations in any portion of the Demised Premises nor any alterations in the interior or the exterior of the Demised Premises without, in each instance, first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall be permitted to make interior nonstructural alterations, additions and improvements without Landlord's prior consent.

8. FIXTURES AND PERSONAL PROPERTY. Any of Tenant's trade fixtures, business equipment, inventory, trademarked items, signs, and other removable personal property installed in or on the Demised Premises ("Tenant's Property"), shall remain the property of the Tenant. Landlord agrees that Tenant shall have the right, at any time or from time to time, to remove any and all of Tenant's Property. Tenant, at its expense, shall immediately repair any damage occasioned by the removal of Tenant's Property and upon expiration or earlier termination of this Lease, shall leave the Demised Premises in the same condition as existed prior to the Commencement Date.

9. LIENS. Tenant shall not permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work or work claim of any contractor, mechanic or laborer of Tenant or material supplied by a materialman to Tenant which might be, or become, a lien or encumbrance or charge upon the Demised Premises. If any lien or notice of lien on account of an alleged debt of Tenant or any notice of contract by a party engaged by Tenant or Tenant's contractor to work in the Demised Premises shall be filed against the Demised Premises, the responsible party shall, within thirty (30) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit or bond.

10. Intentionally Omitted

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11. SERVICES.

        A. Landlord agrees to cause the necessary mains, conduits and other facilities to be provided to make water, sewer, gas, phone and electricity available to the Demised Premises and to make available to Tenant water, sewer, gas, phone and electrical services prior to the Commencement Date at Landlord's expense.

        B. Tenant shall be solely responsible for and promptly pay all charges for the use and consumption of sewer, gas, electricity, water, phone and all other utility services used within the Demised Premises.

        C. Tenant shall be solely responsible for any necessary upgrading of mains, conduits and other facilities in connection with Tenant's election to upgrade water, sewer, gas, phone and electricity services to the Demised Premises for Tenant's own use; provided however, any such upgrades shall require the prior written consent of Landlord, which consent shall not be unreasonably withheld conditioned or delayed.

        D. Landlord shall not be liable to Tenant for damages or otherwise if the said utilities or services are interrupted or terminated because of necessary repairs, installations, or improvements, or any cause beyond the Landlord's reasonable control, nor shall any such interruption or termination relieve Tenant of the performance of any of its obligations hereunder, except that if Tenant is unable to operate its business, there shall be an abatement of all Base Rent and all other charges and items payable under this Lease during such time period and if such interruption shall continue for a period of more than seven (7) days, then Tenant may terminate the Lease.

12. DAMAGE TO PREMISES. In the event the Demised Premises is damaged or destroyed or rendered totally or partially untenantable for its accustomed use, by fire or other casualty, then Landlord shall, within sixty (60) days after such casualty, commence repair of said Demised Premises and within one hundred twenty (120) days after commencement of such repair, restore the Demised Premises to substantially the same condition in which it was immediately prior to the occurrence of the casualty, except as otherwise provided in this Article
12. From the date of such casualty until the Demised Premises is so repaired and restored all Base Rent and all other charges and items payable under this Lease shall abate in such proportion as the part of the Demised Premises thus damaged, destroyed or rendered untenantable bears to the total Demised Premises. If the Demised Premises cannot be repaired within 120 days, then Landlord or Tenant shall have right to terminate this Lease effective as of the date of such casualty, by giving one to the other within thirty (30) days of such casualty, written notice of termination. Tenant may also terminate this Lease upon thirty (30) days notice if Landlord fails to commence or complete such restoration and repairs within the time period specified in this Article
12. If notice of termination is given within the applicable thirty (30) day period, this Lease shall terminate and Base Rent and all other charges shall abate as aforesaid from the date of such casualty.

13. INSURANCE.

A. Landlord agrees to carry, during the Term hereof, all risk property insurance (hereinafter, "Landlord's Property Insurance") covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage and all other perils of direct physical loss or damage insuring the improvements and betterments located in the Demised Premises, including the Demised Premises and all appurtenances thereto (excluding Tenant's Property) for the full replacement value thereof. Landlord, upon request, shall furnish Tenant a certificate of such Landlord's Property Insurance. During the Term of this Lease, Tenant agrees to reimburse to Landlord, for Tenant's proportionate share of Landlord's annual total costs for the premiums for Landlord's Property Insurance.


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        B. Tenant agrees to carry, during the Term hereof, Commercial General
Liability insurance on the Demised Premises, naming Landlord as an additional insured, covering both Tenant and Landlord as their interest may appear, with companies reasonably satisfactory to Landlord and giving Landlord and Tenant a minimum of ten (10) days' written notice by the insurance company prior to cancellation or termination of such insurance. Such insurance shall be for limits of not less than $1,000,000 combined Bodily Injury and Property Damage Liability.

        C. Landlord and Tenant and all parties claiming under them, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard, covered or required hereunder to be covered in whole or in part by insurance on the Demised Premises or in connection with property on or activities conducted on the Demised Premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof. This waiver shall not be required if the insurance carrier charges an additional premium in order to provide such waiver and the party benefitting from the waiver does not agree to pay the additional premium.

14. INDEMNIFICATION.

        A. Tenant hereby indemnifies and holds Landlord harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from Tenant's use of the Demised Premises or from any act permitted, or any omission to act, in or about the Demised Premises by Tenant or its agents, employees, contractors or invitees or from any breach or default by Tenant of this Lease, except to the extent caused by Landlord's negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

        B. Landlord hereby indemnifies and holds Tenant harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from Landlord's obligations, actions or from any act permitted, or any omission to act, in or about the Demised Premises by Landlord or its agents, employees, contractors or invitees, or from any breach or default by Landlord of this Lease, except to the extent caused by Tenant's negligence or willful misconduct. In the event any action or proceeding shall be brought against Tenant by reason of any such claim, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

15. ASSIGNMENT, SUBLETTING AND OWNERSHIP.

        A. Tenant shall not assign this Lease or sublet the Demised Premises without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

        B. Landlord shall have the right to transfer, assign and convey, in whole or in part, any or all of the right, title and interest to the Demised Premises, provided such transferee or assignee shall be bound by the terms, covenants and agreements herein contained, and shall expressly assume and agree to perform the covenants and agreements of Landlord herein contained.

16. NON-DISTURBANCE AND ATTORNMENT.

     A. Upon written request of Landlord, or any mortgagee or beneficiary of Landlord, Tenant will, in writing, subordinate its right hereunder to the interest of any ground lessor of the land upon which the Demised Premises is situated and to the lien of any mortgage or deed of trust now or hereafter in force against the land and building of which the Demised Premises is a part, and upon any building hereafter

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placed upon the land of which the Demised Premises is a part and to all advances made or hereafter to be made upon the security thereof; provided, however, that the ground lessor, or the mortgagee or trustee named in said mortgage or trust deed shall agree that Tenant's peaceable possession of the Demised Premises or its rights under this Lease will not be disturbed on account thereof.

     B. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deeds of trust, upon any such foreclosure or sale Tenant agrees to recognize such beneficiary or purchaser as the Landlord under this Lease, provided Tenant's rights under this Lease continue unabated and its tenancy shall not be disturbed.

17. DEFAULTS BY TENANT.

     A. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

           (i) Any failure by Tenant to pay Base Rent or make any other payment required to be made by Tenant hereunder within seven (7) days after receipt of written notice from the Landlord; and

           (ii) A failure by Tenant to observe and perform any other material provision of this Lease to be observed or performed by the Tenant.

     B. In the event of any such default by Tenant, then Landlord shall be entitled to terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Demised Premises or arrearages in Base Rent or other damages, re-enter and take possession of the Demised Premises and expel or remove Tenant and any other person occupying the Demised Premises or any part thereof, in accordance with applicable law.

18. DEFAULTS BY LANDLORD. If Landlord should be in default in the performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant, Tenant may terminate this Lease.

19. SURRENDER OF PREMISES. Tenant shall, upon the expiration of the Term granted herein, or any earlier termination of this Lease for any cause, surrender to Landlord the Demised Premises, and all alterations, improvements and other additions which may be made or installed by either party to, in, upon or about the Demised Premises, other than Tenant's Property which shall remain the property of Tenant as provided in Article 8 hereof.

20. EMINENT DOMAIN.

     A. In the event that any portion of the Demised Premises shall be appropriated or taken under the power of eminent domain by any public or quasipublic authority, then at the election of Tenant, this Lease shall terminate and expire as of the date of such taking, and both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. Notice of any termination relating to such eminent domain proceeding must be made by Tenant to Landlord within forty-five (45) days after receipt of written notice of such taking.

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     B. If Tenant elects not to so terminate this Lease, Landlord shall promptly repair and restore the Demised Premises to the condition that existed, as near as possible, prior to such appropriation or taking, and Tenant may remain in that portion of the Demised Premises which shall not have been appropriated or taken, and thereafter all Base Rent and all other payments and charges under this Lease of Tenant shall be adjusted on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining.

     C. Tenant shall have the right to pursue a claim for damages with respect to Tenant's Property with the public or quasipublic authority in connection with any eminent domain proceeding.

21. ATTORNEYS' FEES. In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys' fees and paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post-judgment proceedings.

22. NOTICES. Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service and shall be deemed to have been given upon the date the same is postmarked if sent by certified mail or the day deposited with Federal Express or such other reputable overnight courier service, but shall not be deemed received until one (1) business day following deposit with Federal Express or other reputable overnight courier service or three (3) days following deposit in the United States Mail if sent by certified mail to address shown below, and addressed to:

LANDLORD:                 TENANT:
---------                 -------
Conrad Sauer, Ltd.        NES Acquisition Corp.
1041 Conrad Sauer         c/o National Equipment Services, Inc.
Houston, Texas 77043      1800 Sherman, Suite 100
Attn: Joseph B. Swinbank  Evanston, Illinois  60201
                          Attn: Kevin P. Rodgers

or at such other address requested in writing by either party upon thirty (30) days' notice to the other party.

23. REMEDIES. All rights and remedies of Landlord and Tenant herein created or otherwise extending at law are cumulative, and the exercise of one or more rights or remedies may be exercised and enforced concurrently or consecutively and whenever and as often as deemed desirable.

24. SUCCESSORS AND ASSIGNS. All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns.

25. WAIVER. The failure of either Landlord or Tenant to insist upon strict performance by the other of any of the covenants, conditions, and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Lease.

26. Intentionally Omitted

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27. INTERPRETATION.  The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto.

28. COVENANT OF TITLE AND QUIET ENJOYMENT. Landlord covenants that it has full right, power and authority to make this Lease, and that Tenant or any permitted assignee or sublessee of Tenant, if any, upon the payment of the Base Rent and performance of the covenants hereunder, shall and may peaceably and quietly have, hold and enjoy the Demised Premises and improvements thereon during the Term or any renewal or extension thereof.

29. ESTOPPEL. At any time and from time to time either party, upon request of the other party, will execute, acknowledge and deliver an instrument, stating, if the same be true, that this Lease is a true and exact copy of this Lease between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect and that, to the best of its knowledge, there are no offsets, defenses or counterclaims with respect to the payment of Base Rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of Tenant or Landlord, as the case may be, to be performed, and that as of such date no default has been declared hereunder by either party or if not specifying the same. Such instrument will be executed by the other party and delivered to the requesting party within fifteen (15) days of receipt, or else the statements made in the proposed estoppel request shall be deemed to be correct.

30. CONSENT. Wherever in this Lease Landlord or Tenant is required to give its consent or approval, such consent or approval shall not be unreasonably withheld, conditioned or delayed.

31. WAIVER OF LANDLORD'S LIEN. Landlord hereby waives any contractual, statutory or other Landlord's lien on Tenant's furniture, fixtures, supplies, equipment, inventory and Tenant's Property.

32. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

33. GOVERNING LAW AND VENUE. This Lease shall be governed by the laws of the state in which the Demised Premises is located.

34. BROKERS. Landlord and Tenant represent and warrant one to the other that they have not had any dealing with any real estate brokers or agents in connection with the negotiation of this Lease. Landlord and Tenant indemnify and hold each other harmless from and against any and all liability and cost which Landlord or Tenant may suffer in connection with real estate brokers claiming by, through or under either party seeking any commission, fee or payment in connection with this Lease.

35. TENANT'S CONDUCT OF BUSINESS. Notwithstanding anything herein to the contrary, nothing herein shall be construed as an obligation for Tenant to open or operate its business in the Demised Premises. Tenant shall have the right to remove Tenant's Property and cease operations in the Demised Premises at any time and at Tenant's sole discretion, upon thirty (30) days prior written notice to Landlord.

36. TIME OF THE ESSENCE. Time shall be of the essence in interpreting the provisions of this Lease.

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37. ENTIRE AGREEMENT.  This Lease contains all of the agreements of the parties hereto with respect to matters covered or mentioned in this Lease and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.





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     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first mentioned.


                                        TENANT:

                                        NES ACQUISITION CORP.,
                                        a Delaware corporation

                                        By: /s/ Paul R. Ingersoll
                                            -----------------------------------
                                        Name: Paul R. Ingersoll
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

                                        LANDLORD:

                                        CONRAD SAUER, LTD.
                                        a Texas limited partnership

                                        By: /s/ J. B. Swinbank
                                            -----------------------------------
                                        Name: J. B. Swinbank
                                              ---------------------------------
                                        Title: Partner
                                               --------------------------------